As filed with the Securities and Exchange Commission on September 6, 2006

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09035

The Barrett Funds
(Exact name of registrant as specified in charter)

90 Park Avenue, New York, NY 10016
(Address of principal executive offices) (Zip code)

Peter H. Shriver, President
Barrett Associates, Inc.
90 Park Avenue, New York, NY 10016
(Name and address of agent for service)

212-983-5080
Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period: June 30, 2006

Item 1. Report to Stockholders.

BARRETT GROWTH FUND Annual Report June 30, 2006

BARRETT

GROWTH FUND

Letter to Shareholders July 31, 2006

Dear Fellow Shareholders:

In the final fiscal quarter for 2006, the Barrett Growth Fund (the “Fund”) declined 4.71% compared to a 1.44% decline for the S&P 500. As a result of the difficult quarter, the Fund trailed the S&P 500 by 30 basis points for the entire fiscal year, posting an 8.33% return versus 8.63% for the Index. The quarter was especially tough for growth funds with the Lipper Large-Cap Growth Funds Index declining over 5% for the quarter. For the fiscal year, the Fund outperformed the Growth Index by more than 250 basis points, or 2 1/2 percentage points. The Fund continues to outperform other growth mutual funds for the one year and five year time periods as well as since inception.

	Total Return*		Average Annual Return*
	Fourth Quarter	One Year	Five-Year	Since Inception
	04/01/06-06/30/06	07/01/05-06/30/06	07/01/01-06/30/06	12/29/98-06/30/06
Barrett Growth Fund	(4.71%)	+8.33%	+0.35%	+1.03%
Lipper Large-Cap
Growth Funds Index[1]	(5.13%)	+5.78%	(1.29%)	(2.24%)
S&P 500® Index[2]	(1.44%)	+8.63%	+2.49%	+1.87%

1
The Lipper Large-Cap Growth Funds Index is an equally-weighted performance index, adjusted for capital gains distributions and income dividends, of the 30 largest mutual funds within the Growth Funds category, as reported by Lipper.

2
The S&P 500® Index is a capitalization-weighted index of five hundred large capitalization stocks, which is designed to measure broad domestic securities markets. The performance of the S&P 500® Index reflects the reinvestment of dividends and capital gains, but does not reflect the deduction of any investment advisory fees.

*
The performance data quoted represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the performance data shown above. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than their original cost. As economic and market conditions change frequently there can be no assurance that trends described will continue or that forecasts will come to pass. Current performance data to the most recent month end may be obtained by calling (877) 363-6333 toll free. Shares of the Barrett Growth Fund are distributed by T.O. Richardson Securities, Inc., neither an affiliate of the Fund nor the Adviser.

The Year in Review

Despite some slowing in the U.S. economy during the most recent quarter, worldwide economic activity remains strong. The European and Japan economies have actually shown more signs of accelerated growth after a decade of meager growth. China defies gravity and continues to grow at some 10% per year. In the U.S. rising short term interest rates have clearly begun to slow the housing boom that prevailed in many regions over the past 5 years. Corporate profits remain strong despite higher commodity costs, and companies continue to increase dividends at a healthy rate. The single digit returns in equities over the past fiscal year are slightly less than historical annual returns. We think one important reason for the single digit returns in the U.S. market is that money has been flowing away from domestic equities toward international markets as well as other asset categories, such as private equity and hedge funds.

BARRETT

GROWTH FUND

Performance Review

The best performing sectors of the portfolio over the past fiscal year have included energy, industrials, financial services, biotechnology, and information services. Energy has been the only sector where gains have been broad based due to the significant earnings increases posted by these companies. Industrials, such as Donaldson and United Technologies, have benefited from strength in international markets. The advances in biotechnology stocks, such as Gilead Sciences, have been driven by positive company specific product developments. Gains in financial stocks, such as Goldman Sachs and State Street, have also been a result of the companies’ strong earnings growth.
After a strong start to this calendar year, the stock market abruptly reversed course in early May which led to the negative returns for the quarter. The NASDAQ actually declined by more than 7% for the quarter and the Russell 2000, which measures the performance of smaller companies, fell over 5%. A few companies in the Fund, such as Electronic Arts and EBay, reported disappointing operating results, and investors became worried about their outlooks. Financial stocks were weak in the quarter as well reflecting concerns about higher short term rates. Finally, there was evidence of profit taking in areas that had outperformed over the past year, such as biotechnology.
The best and worst performing securities during the quarter ending June 30, 2006 are shown below:

Best Performers		Worst Performers
1. Cognizant Tech Solution	13.3%	1. EBay, Inc.	(24.9%)
2. Murphy Oil Corp.	12.2%	2. UTI Worldwide Inc.	(20.2%)
3. United Technologies Corp.	9.4%	3. SRA Int’l Inc.*	(19.0%)
4. Google Inc.	7.5%	4. Varian Medical Systems, Inc.	(15.7%)
5. Resmed Inc.*	6.7%	5. Microsoft Corp.	(14.4%)
* From date of purchase

BARRETT

GROWTH FUND

The Portfolio

The following pie chart is a graphical depiction of the sector weightings of the portfolio.  As the chart indicates, we remain well diversified by sector.  The top holdings of the Fund for the quarter ending June 30, 2006 are also listed below.

	Top Ten Holdings (Percent of Equity)

1.	Schlumberger Ltd.	4.77%
2.	The Goldman Sachs
	Group Inc.	3.94%
3.	Covance Inc.	3.20%
4.	United Technologies Corp.	2.99%
5.	Procter & Gamble	2.91%
6.	Pepsico Inc.	2.83%
7.	Walgreen Co.	2.82%
8.	Genzyme Corp.	2.56%
9.	Cisco Systems Inc.	2.56%
10.	Gilead Sciences Inc.	2.48%

During the quarter we eliminated the positions of Chicos, Computer Sciences, Dell, Electronic Arts, and Moodys.  During the quarter we added the following four new positions to your fund:

Resmed Inc. (RMD) is the leading developer, manufacturer and distributor of medical equipment for diagnosing, treating, and managing sleep and breathing disorders.  Sleep disorder breathing includes obstructive sleep apnea and affects 20% of Americans.  Only 10% of individuals with this disorder are being treated.  This disorder has been associated with hypertension, stroke, congestive heart failure, and diabetes.  The company sells airflow generators, masks and other related products for individuals suffering from this problem.  The global market is growing over 20%, and the industry is dominated by two companies.

SRA International Inc. (SRX) provides information technology services to the federal government and health care markets.  The company provides strategic consulting, systems design and integration, and outsourcing and operations management.  The Federal IT services market is being driven by a heightened focus on national security, the ongoing war on global terrorism, the creation of the Department of Homeland Security, old IT infrastructures, and an aging governmental workforce.  We expect the company to produce long term earnings growth of 20%.

Sysco Corporation (SYY) is the leading distributor of food and food service products in the US.  The company distributes food products to hospitals, restaurants and other outlets.  It is the leader in this industry and continues to increase its market share of 14%.  The company is undervalued as investors have been concerned about rising fuel and food costs.  We expect these pressures to abate and allow the company to grow its earnings at a 12% annual rate.

BARRETT

GROWTH FUND

Tribune Company (TRB) is a media and entertainment comany.  Through its subsidiaries, the company is engaged in newspaper publishing, television and radio broadcasting and entertainment.  Tribune also owns several other valuable assets such as the Chicago Cubs.  We believe the stock is undervalued and shareholder pressure is increasing on the company to rationalize their assets.

Investment Outlook

We remain positive about the outlook for companies in the Fund.  Clearly there are many crosscurrents affecting the overall market environment.  Rising interest rates, higher commodity prices, and turmoil in the Middle East have all influenced the confidence of investors.  In contrast to these uncertainties, we are confident that the U.S. economy can withstand a slowdown in consumer spending as long as the current trend of stronger international economies persists.  Our analysis suggests that our stocks are undervalued and will continue to grow in value as their earnings and dividends increase.

Thank you for choosing the Barrett Growth Fund.  Please visit us at our website, www.barrettgrowthfund.com.  If you have any questions, please call toll-free (877) 363-6333.

Sincerely,

Peter H. Shriver, CFA
President

Robert J. Milnamow	E. Wells Beck, CFA
Lead Portfolio Manager	Portfolio Manager

The outlook and views presented above are those of the Investment Adviser as of 07/31/06, and are subject to change.  This information is intended for the shareholders of the Barrett Growth Fund and is not for distribution to prospective investors unless preceded or accompanied by a current prospectus.  Investors should read the prospectus carefully before investing.

BARRETT

GROWTH FUND

Expense Example - June 30, 2006 (Unaudited)

As a shareholder of the Barrett Growth Fund (the “Fund”), you incur ongoing costs, including investment advisory fees; distribution fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (January 1, 2006 - June 30, 2006).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. However, the table does not include shareholder specific fees such as the $15.00 fee charged for wire redemptions. The table also does not include portfolio trading commissions and related trading costs. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees, which, although not charged by the Fund, may be charged by other funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	January 1, 2006 to
	January 1, 2006	June 30, 2006	June 30, 2006
Actual	$1,000.00	$1,004.80	$6.21
Hypothetical (5% return per year before expenses)	$1,000.00	$1,018.60	$6.26

* Expenses are equal to the Fund’s annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

BARRETT

GROWTH FUND

This chart assumes an initial gross investment of $10,000 made on 12/29/98 (commencement of operations).

The S&P 500® Index is a capitalization-weighted index of five hundred large capitalization stocks, which is designed to measure broad domestic securities markets.  The performance of the S&P 500®  Index reflects the reinvestment of dividends and capital gains, but does not reflect the deduction of any fees or expenses.

The Lipper Large-Cap Growth Funds Index is an equally-weighted performance index, adjusted for capital gains distributions and income dividends, of the 30 largest mutual funds within the Growth Funds category, as reported by Lipper.

			Average Annual Total Return
			as of June 30, 2006
		One Year	Three Year	Five Year	Since Inception
•	Barrett Growth Fund	8.33%	9.05%	0.35%	1.03%
■	S&P 500® Index	8.63%	11.22%	2.49%	1.87%
♦	Lipper Large-Cap
	Growth Funds Index	5.78%	8.43%	-1.29%	-2.24%

RETURNS SHOWN INCLUDE THE REINVESTMENT OF ALL DIVIDENDS.  RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.  IN THE ABSENCE OF FEE WAIVERS AND REIMBURSEMENTS, TOTAL RETURN WOULD BE REDUCED.  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.  INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

BARRETT

GROWTH FUND

Schedule of Investments
June 30, 2006

		Market
Shares		Value
	COMMON STOCKS - 96.77%
	BASIC INDUSTRY - 23.50%
	Energy - 12.89%
4,000	Apache Corporation	$273,000
4,500	BP p.l.c. ADR	313,245
6,000	Exxon Mobil Corporation	368,100
5,000	Murphy Oil Corporation	279,300
14,000	Schlumberger Limited	911,540
9,000	XTO Energy, Inc.	398,430
		2,543,615
	Industrial - 9.08%
12,000	Donaldson Company, Inc.	406,440
11,000	General Electric Company	362,560
6,000	L-3 Communications
	Holdings, Inc.	452,520
9,000	United Technologies
	Corporation	570,780
		1,792,300
	Transportation - 1.53%
12,000	UTI Worldwide, Inc.	302,760
	Total Basic Industry	4,638,675

	CONSUMER PRODUCTS
	& SERVICES - 16.44%
	Consumer Products - 10.12%
10,000	eBay Inc. (a)	292,900
9,000	PepsiCo, Inc.	540,360
13,000	Sysco Corporation	397,280
10,000	The Procter &
	Gamble Company	556,000
6,500	Tribune Company	210,795
		1,997,335
	Media & Entertainment - 1.86%
11,000	Univision
	Communications Inc. (a)	368,500

		Market
Shares		Value
	Retailing - 4.46%
7,000	Target Corporation	$342,090
12,000	Walgreen Company	538,080
		880,170
	Total Consumer Products
	& Services	3,246,005

	FINANCIAL SERVICES - 10.93%
	Financial Services - 9.61%
8,000	Citigroup, Inc.	385,920
5,000	The Goldman Sachs Group, Inc.	752,150
5,000	State Street Corporation	290,450
6,000	Zions Bancorporation	467,640
		1,896,160
	Real Estate Investment Trust - 1.32%
5,000	Developers Diversified
	Realty Corporation	260,900
	Total Financial Services	2,157,060

	HEALTH CARE - 21.34%
	Biotechnology - 8.44%
5,800	Amgen, Inc. (a)	378,334
4,000	Genentech, Inc. (a)	327,200
8,000	Genzyme Corporation (a)	488,400
8,000	Gilead Sciences, Inc. (a)	473,280
		1,667,214
	Medical Devices & Services - 12.90%
13,000	Biomet, Inc.	406,770
10,000	Covance, Inc. (a)	612,200
9,500	Medtronic, Inc.	445,740
6,000	ResMed, Inc. (a)	281,700
10,000	Stryker Corporation	421,100
8,000	Varian Medical
	Systems, Inc. (a)	378,800
		2,546,310
	Total Health Care	4,213,524

See accompanying Notes to the Financial Statements

BARRETT

GROWTH FUND

Schedule of Investments
June 30, 2006

		Market
Shares		Value
	INFORMATION SERVICES - 10.97%
	Business Services - 7.85%
5,000	Automatic Data
	Processing, Inc.	$226,750
6,000	Cognizant Technology
	Solutions Corporation (a)	404,220
10,000	First Data Corporation	450,400
12,000	Paychex, Inc.	467,760
		1,549,130
	Computer Services &
	Outsourcing - 3.12%
6,000	CACI International, Inc. (a)	349,980
10,000	SRA International, Inc. (a)	266,300
		616,280
	Total Information Services	2,165,410
	SOFTWARE/ELECTRONICS - 11.12%
	Electronics - 4.33%
12,000	Linear Technology Corporation	401,880
13,500	Microchip Technology
	Incorporated	452,925
		854,805
	Software - 6.79%
6,000	Autodesk, Inc. (a)	206,760
1,000	Google, Inc. (a)	419,330
12,000	Microsoft Corporation	279,600
30,000	Oracle Corporation (a)	434,700
		1,340,390
	Total Software/Electronics	2,195,195

Shares or
Principal		Market
Amount		Value
	TELECOMMUNICATIONS
	SERVICES & EQUIPMENT - 2.47%
	Telecommunications & Data
	Network Equipment - 2.47%
25,000	Cisco Systems, Inc. (a)	$488,250
	Total Telecommunication
	Services & Equipment	488,250
	Total Common Stocks
	(Cost $15,191,651)	19,104,119

	VARIABLE RATE
	DEMAND NOTES # - 2.59%
$374,543	American Family, 4.81%	374,543
97,646	U.S. Bank, N.A., 5.10%	97,646
40,000	Wisconsin Corporate Central
	Credit Union, 5.02%	40,000
	Total Variable Rate Demand
	Notes (Cost $512,189)	512,189
	Total Investments - 99.36%
	(Cost $15,703,840)	19,616,308
	Other Assets in Excess
	of Liabilities- 0.64%	126,025
	Total Net Assets - 100.00%	$19,742,333

(a) Non-income producing security.
# Variable rate demand notes are considered short-term
obligations and are payable on demand at the market
value. Interest rates change periodically at specified dates.
The rates shown are as of June 30, 2006.
ADR - American Depository Receipt

See accompanying Notes to the Financial Statements

BARRETT

GROWTH FUND

Statement of Assets and Liabilities
June 30, 2006

ASSETS:
Investments in securities,
at market value
(Cost: $15,703,840)	$19,616,308
Receivable for investments sold	164,403
Receivable for fund shares sold	29,636
Dividends and interest receivable	13,476
Prepaid assets	10,445
Receivable from adviser	6,513
Total assets	19,840,781

LIABILITIES:
Accrued distribution
(12b-1) expenses	2,772
Accrued expenses	95,676
Total liabilities	98,448
Net assets applicable to
outstanding capital stock	$19,742,333

NET ASSETS CONSIST OF:
Capital stock	$19,125,340
Accumulated undistributed
net realized loss on investments	(3,295,475)
Unrealized appreciation
on investments	3,912,468
Total net assets	$19,742,333

Shares outstanding (unlimited
shares of $0.001 par value
authorized)	1,875,709

Net asset value, offering and
redemption price per share	$ 10.53

Statement of Operations
For the Year Ended June 30, 2006

INVESTMENT INCOME:
Dividend income	$189,151
Interest income	13,887
Total investment income	203,038

EXPENSES:
Investment advisory fee	188,722
Professional fees	96,686
Distribution expenses	47,181
Shareholder servicing fees
and expenses	37,507
Administration fees	31,678
Fund accounting fees	24,878
State registration fees	19,140
Reports to shareholders	16,466
Trustees fees and expenses	15,262
Custody fees	6,002
Other expenses	11,882
Total expenses before
Adviser reimbursement	495,404
Less fees and expenses reimbursed
and waived by Adviser	(259,501)
Net expenses	235,903
Net investment loss	(32,865)

NET REALIZED AND
UNREALIZED GAINS:
Net realized gain on investments	542,409
Net change in unrealized
appreciation on investments	915,643
Net realized and unrealized
gains on investment securities	1,458,052
Net increase in net assets
resulting from operations	$1,425,187

See accompanying Notes to the Financial Statements

BARRETT

GROWTH FUND

Statement of Changes in Net Assets

	Year Ended	Year Ended
	June 30, 2006	June 30, 2005
OPERATIONS:
Net investment loss	$ (32,865)	$ (41,120)
Net realized gain on investments	542,409	627,034
Net change in unrealized appreciation on investments	915,643	63,309
Net increase in net assets resulting from operations	1,425,187	649,223

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	2,898,852	2,001,247
Cost of shares redeemed	(2,507,826)	(2,149,879)
Net increase (decrease) in net assets from capital share transactions	391,026	(148,632)

TOTAL INCREASE IN NET ASSETS	1,816,213	500,591

NET ASSETS:
Beginning of year	17,926,120	17,425,529
End of year	$ 19,742,333	$ 17,926,120

See accompanying Notes to the Financial Statements

BARRETT

GROWTH FUND

Financial Highlights

Per share data for a share of capital stock outstanding for the entire year:

		Years Ended June 30,
	2006	2005	2004	2003	2002
NET ASSET VALUE
Beginning of year	$9.72	$9.39	$8.12	$8.07	$10.35
OPERATIONS
Net investment loss[1]	(0.02)	(0.02)	(0.02)	—	(0.01)
Net realized and unrealized
gains (losses) on securities	0.83	0.35	1.29	0.05	(2.27)
Total from investment operations	0.81	0.33	1.27	0.05	(2.28)
NET ASSET VALUE
End of year	$10.53	$9.72	$9.39	$8.12	$8.07

Total return	8.33%	3.51%	15.64%	0.62%	-22.03%
Net assets at end of year
(000s omitted)	$19,742	$17,926	$17,426	$14,899	$14,848
RATIO OF EXPENSES TO
AVERAGE NET ASSETS
Before expense reimbursement	2.63%	2.64%	2.79%	2.60%	2.48%
After expense reimbursement	1.25%	1.25%	1.25%	1.25%	1.25%
RATIO OF NET INVESTMENT LOSS
TO AVERAGE NET ASSETS
Before expense reimbursement	-1.55%	-1.62%	-1.74%	-1.35%	-1.35%
After expense reimbursement	-0.17%	-0.23%	-0.20%	0.00%	-0.12%
Portfolio turnover rate	38%	56%	51%	23%	38%

[1] Net investment loss per share is calculated using the ending balances prior to consideration or adjustment for permanent book to tax differences.

See accompanying Notes to the Financial Statements

BARRETT

GROWTH FUND

Notes to the Financial Statements
For the Year Ended June 30, 2006

1. ORGANIZATION

The Barrett Growth Fund (the “Fund”) is a diversified series of The Barrett Funds (the “Trust”), a statutory trust organized on September 29, 1998 in the state of Delaware that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.
The Barrett Growth Fund is currently the only series of the Trust. The Fund commenced operations on December 29, 1998. Barrett Associates, Inc., serves as the investment adviser (the “Adviser”) for the Fund and is responsible for managing the Fund’s portfolio of securities.

2. SIGNIFICANT ACCOUNTING POLICIES

a) Investment Valuation
All equity securities that are traded on a national securities exchange, except  those listed on the Nasdaq National Market® and Small CapSM exchanges (“Nasdaq”), are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on the Nasdaq will be valued at the Nasdaq Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or Nasdaq security does not trade, then the mean between the most recent quoted bid and asked prices will be used. The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded or as of the scheduled close of trading on the NYSE, if that is earlier. Corporate bonds, U.S. Government securities and other debt securities are valued using the mean between the closing bid and asked prices provided by a pricing service at the close of the NYSE. The value of these securities used in computing the NAV is determined as of such time. Short-term debt securities, having a maturity of less than 60 days, are valued at amortized cost, which approximates market value.

The current value of any option held by the Fund is its last reported sale price on the exchange on which the security underlying the option is principally traded. Lacking any sales that day, options are valued at the mean between the bid and asked quotations at the close of the exchange.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent the fair value in the judgment of the Fund’s investment adviser or designee, are valued at fair value under the procedures approved by the Fund’s Board of Trustees. The fair value of such securities is determined in good faith by taking into account relevant factors and surrounding circumstances, which can include, but are not limited to: (i) fundamental analytical data relating to the investment in the security; (ii) nature and duration of any restriction on the disposition of the security; (iii) evaluation of the forces that influence the market in which the security is purchased and sold; (iv) type of security or asset; (v) financial statements of issuer; (vi) cost at date of purchase; (vii) size of holding; (viii) discount from market value of unrestricted securities of the same class at the time of purchase; (ix) special reports prepared by analysts; (x) information as to any transactions or offers with respect to the security; (xi) existence of merger proposals or tender offers affecting the security; (xii) price and extent of public trading in similar securities of the issuer or comparable companies and other relevant matters; (xiii) most recent closing market prices; (xiv) the value of other financial instruments, including derivative securities, traded on other markets or among dealers; (xv) trading volumes on markets, exchanges, or among dealers; (xvi) values of baskets of securities traded on other markets, exchanges, or among dealers; (xvii) changes in interest rates; (xviii) observations from financial institutions; (xix) government (domestic or foreign) actions or pronouncements; and (xx) other news events.

BARRETT

GROWTH FUND

b) Federal Income Taxes
The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision is required. Accounting principles generally accepted in the United States of America require that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets.

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes “ (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management believes that the adoption of FIN 48 will have no impact on the financial statements.

The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. At June 30, 2006 the Fund had accumulated capital loss carryforwards for tax purposes of $3,537,055. Of this amount, $927,937 expires June 30, 2010, $1,599,423 expires June 30, 2011 and $1,009,695 expires June 30, 2012. The Fund utilized $593,886 of prior year capital loss carryover in the current year.

c) Use of Estimates The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and use assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. d) Other Investment and shareholder transactions are recorded on trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective security.

BARRETT

GROWTH FUND

3. AGREEMENTS

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Adviser, with whom certain officers of the Trust are affiliated, to furnish investment advisory services to the Fund. Under the terms of the Agreement, the Trust, on behalf of the Fund, compensates the Adviser for its management services at the annual rate of 1.00% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive its advisory fees and/or assume as its own expense certain expenses otherwise payable by the Fund to the extent necessary to ensure that the Fund’s total operating expenses do not exceed 1.25% of its average daily net assets until October 31, 2006. Accordingly, during the year ended June 30, 2006, the Adviser waived advisory fees and reimbursed other fund expenses in the amount of $259,501. Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a period are less than the expense limitation caps, provided, however, that the Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed. Waived/reimbursed expenses subject to potential recovery by year of expiration are as follows:

Year of Expiration	Recoverable Amount
6/30/07	$253,552
6/30/08	$249,592
6/30/09	$259,501

4. DISTRIBUTION PLAN

The Trust, on behalf of the Fund, has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), which provides that the Fund may reimburse the Fund’s distributor or others at an annual rate of up to 0.25% of the average daily net assets attributable to its shares. Payments under the 12b-1 Plan shall be used to reimburse the Fund’s distributor or others for services provided and expenses incurred in connection with the sale of shares and are tied to the amounts of actual expenses incurred.

BARRETT

GROWTH FUND

5. INVESTMENT TRANSACTIONS

The aggregate purchases and sales of securities, excluding short-term investments, by the Fund for the year ended June 30, 2006 were as follows:

Purchases	Sales
$7,038,792	$7,006,862

6. SHARES OF BENEFICIAL INTEREST

	Year Ended	Year Ended
	June 30, 2006	June 30, 2005
Shares sold	271,212	215,022
Shares redeemed	(239,579)	(227,173)
Net decrease in shares	31,633	(12,151)
Shares outstanding:
Beginning of year	1,844,076	1,856,227
End of year	1,875,709	1,844,076

7. DISTRIBUTIONS TO SHAREHOLDERS

There were no distributions paid to shareholders during the fiscal years ended June 30, 2006 and 2005.

At June 30, 2006, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income and undistributed long-term capital gains for income tax purposes were as follows:

Cost of investments	$15,462,260

Appreciation	$4,683,682
(Depreciation)	(529,634)
Net unrealized appreciation on investments	4,154,048
Post-October losses	$—
Other accumulated losses	(3,537,055)
Total accumulated losses	$616,993

The difference between the book basis and tax basis net unrealized appreciation and cost is attributable primarily to the return of capital distributions from REIT securities and tax-free transfer of securities.

At June 30, 2006, the Fund did not have any distributable earnings.

On the Statement of Assets and Liabilities, Capital Stock, Accumulated undistributed net realized loss on investments, and Accumulated undistributed net investment loss were adjusted by $(39,522), $6,657, and $32,865, respectively for permanent tax adjustments. The permanent differences relate to net operating losses, return of capital distributions from REITS, and sales of REIT securities.

BARRETT

GROWTH FUND

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees
The Barrett Funds

We have audited the accompanying statement of assets and liabilities of the Barrett Growth Fund (the “Fund”), a series of shares of The Barrett Funds, including the schedule of investments as of June 30, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for the two years then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2006 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Barrett Growth Fund as of June 30, 2006, the results of its operations for the year then ended, the changes in its net assets for the two years then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
July 24, 2006

BARRETT

GROWTH FUND

Additional Information
(UNAUDITED)
1. ADDITIONAL DISCLOSURE REGARDING FUND TRUSTEES AND OFFICERS
    INDEPENDENT TRUSTEES

# of
Portfolios
				in Fund	Other
	Position(s)	Term of Office		Complex	Directorships
	Held with	and Length of	Principal Occupation	Overseen	Held by
Name, Age and Address	the Trust	Time Served	During Past Five Years	by Trustee	Trustee
Gerard E. Jones (69)	Chairman	Indefinite Term	Independent Trustee of the	1	Tractor
c/o Barrett Associates, Inc.		7 Years Served	Trust since August 2003;		Supply
90 Park Avenue			Trustee Emeritus of the Trust		Company
New York, NY 10016			from 2000 to 2003; Independent
Trustee of the Trust from its
inception in 1998 to December
2000; Managing Partner, Gerard
E. Jones, P.C., since April 2003;
Advisor, Corporate Governance
Advisors, since April 2003; Of
Counsel, Shipman & Goodwin,
LLP from 2001 to 2003; Partner,
Bingham McCutchen, LLP, formerly
known as Richards & O’Neil,
LLP, from 1972 through 2001.
Ronald E. Kfoury (48)	Trustee	Indefinite Term	Independent Trustee of the	1	CDCOM
c/o Barrett Associates, Inc.		7 Years Served	Trust since its inception in 1998;		Clockware
90 Park Avenue			Chief Executive Officer of
New York, NY 10016			Clockware, Inc. (software
company) since November 2000;
Managing Director, Analect,
Limited (management consulting)
from 1992 through 2000.
Edward M. Mazze, PhD. (65)	Trustee	Indefinite Term	Independent Trustee of the Trust	1	Washington
c/o Barrett Associates, Inc.		5 Years Served	since January 2001; Dean, College		Trust
90 Park Avenue			of Business Administration of the		Bancorp,
New York, NY 10016			University of Rhode Island since		Inc.;
			1998; Director, Technitrol Inc.		Technitrol,
			since 1985; Director, Washington		Inc.
Trust Bancorp. Inc. since 2000;
Honorary Board Member,
Delaware Valley College of
Science and Agriculture since
1997; Dean of the Belk College
of Business Administration of
The University of North Carolina
at Charlotte from 1993 to 1998.

BARRETT

GROWTH FUND

	Position(s)	Term of Office
	Held with	and Length of	Principal Occupation
Name, Age and Address	the Trust	Time Served	During Past Five Years
OFFICERS

Peter H. Shriver (54)	President	Indefinite Term	President of Barrett Associates,
90 Park Avenue		7 Years Served	Inc. since April 2004; previously
New York, NY 10016			Executive Vice President and
Managing Director of Barrett
Associates, Inc. since 1989.

Paula J. Elliott (56)	Secretary	Indefinite Term	Vice President of Barrett
90 Park Avenue	&	7 Years Served	Associates, Inc. since 1995 and
New York, NY 10016	Treasurer		Assistant Treasurer for Barrett
Associates, Inc. since July 2004.
AML Compliance Officer from
February 2003 to September 2004
and Compliance Officer from
January 2004 to September 2004
for the Barrett Growth Fund.

Robert J. Milnamow (55)	Vice	Indefinite Term	Managing Director and Director
90 Park Avenue	President	2 Years Served	of Research of Barrett Associates,
New York, NY 10016			Inc. since November 2003;
previously Managing Member at
Thayer Pond LLC since 2001 and
Senior Portfolio Manager at
Rockefeller & Co. from 1998-2001.

BARRETT

GROWTH FUND

	Position(s)	Term of Office
	Held with	and Length of	Principal Occupation
Name, Age and Address	the Trust	Time Served	During Past Five Years
OFFICERS (Continued)

Russell O. Vernon (48)	Chief	Indefinite Term	Senior Vice President since May
90 Park Avenue	Compliance	2 Years	2005, Vice President and Chief
New York, NY 10016	Officer and	Served	Operating Officer of Barrett
	Anti-Money		Associates, Inc. since April
	Laundering		2004, and Chief Compliance
	Compliance		Officer since September 2004;
	Officer		previously, President and CEO
of VCE Capital, Inc. from
November 2000 to April 2004;
and Director of Investment
Operations at Warburg Pincus
Asset Management from
October 1996 to April 2000.

Audit Committee

As of June 30, 2006 the Audit Committee was made up of all of the Independent Trustees as follows: Ronald E. Kfoury, Gerard E. Jones and Dr. Edward M. Mazze. Pursuant to its Charter, the Audit Committee is responsible for advising the full Board with respect to accounting, auditing and financial matters affecting the Trust. The Audit Committee generally meets twice each year with the independent registered public accounting firm.

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at (877) 363-6333.

2. AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Barrett Growth Fund’s proxy voting policies and procedures is available without charge, upon request, by calling toll-free at 1-877-363-6333. A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The actual voting records relating to portfolio securities during the most recent twelve-month period ended June 30 are available without charge, upon request, by calling toll-free at 1-877-363-6333 or by accessing the SEC’s website at http://www.sec.gov.

3. PORTFOLIO HOLDINGS

The Barrett Growth Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The complete schedules of the Fund’s holdings for the second and fourth quarters of each year are contained in the Fund’s semi-annual and annual shareholder reports, respectively, which are filed with the SEC on Form N-CSR. The Fund’s Forms N-Q and Forms N-CSR are available on the EDGAR database on the SEC’s website at www.sec.gov. These Forms may also be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

A list of the Fund’s top ten holdings is also available on the Adviser’s website at www.barrettassociates.com on or about 30 days following each quarter end.

(This Page Intentionally Left Blank.)

BARRETT GROWTH FUND
 c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

INVESTMENT ADVISER
Barrett Associates, Inc.
90 Park Avenue
New York, NY 10016

DISTRIBUTOR
T.O. Richardson Securities, Inc.
2 Bridgewater Road
Farmington, CT 06032

ADMINISTRATOR, FUND ACCOUNTANT
& TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank, N.A.
Custody Operations
1555 RiverCenter Drive, Suite 302
Milwaukee, WI 53212

LEGAL COUNSEL
Stradley, Ronon, Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Item 2. Code of Ethics.

The Barrett Funds (the “Registrant”) has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. The Registrant has not made any amendments to its code of ethics during the period covered by this report. The Registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the Registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The Registrant’s board of trustees has determined that it does not have an audit committee financial expert serving on its audit committee. The Registrant is relatively small in size and has approximately $19.7 million in assets, which reduces the complexity of the financial operations and conditions of the Registrant. In addition, the Registrant’s small size makes it more prohibitive to incur the added expenses of identifying and electing an additional Director who would, without question, fully meet the qualifications of an audit committee financial expert and would be willing to serve, as the current Directors do, with limited compensation. At this time, the Registrant believes that the experience provided by each member of the audit committee together offers the Registrant adequate oversight for the Registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The Registrant has engaged its principal accountant to perform audit services, audit-related services, and tax services during the past two fiscal years. “Audit services” refer to performing an audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 6/30/2006	FYE 6/30/2005
Audit Fees	$12,500	$12,000
Audit-Related Fees	$0	$0
Tax Fees	$1,500	$1,000
All Other Fees	$0	$0

The Registrant’s audit committee has adopted an Audit Committee Charter that provides that the audit committee shall approve, prior to appointment, the engagement of the auditor to provide audit services to the Registrant and non-audit services to the Registrant, its investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides on-going services to the Registrant if the engagement relates directly to the operations and financial reporting of the Registrant. All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed by the Registrant’s accountant for services to the Registrant and to the Registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 6/30/2006	FYE 6/30/2005
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The Registrant has not adopted any material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
Based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this Form N-CSR (the “Report”), the Registrant’s principal/chief executive officer and principal/chief financial officer believe that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effectively designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the filing date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s principal/chief executive officer and principal/chief financial officer who are making certifications in the Report, as appropriate, to allow timely decisions regarding the required disclosure.

(b)
There were no significant changes in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of ethics of the Registrant’s principal/chief executive officer and principal/chief financial officer are filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Barrett Funds

By (Signature and Title)   /s/ Peter H. Shriver
Peter H. Shriver, President

Date  8/23/06

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /s/ Peter H. Shriver
Peter H. Shriver President

Date   8/23/06

By (Signature and Title)*  /s/ Paula J. Elliott
Paula J. Elliott, Treasurer

Date   8/23/06

* Print the name and title of each signing officer under his or her signature.